Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Your Community Bankshares, Inc. (the “Company”) for the quarter ended June 30, 2015, I, Paul A. Chrisco, Chief Financial Officer of Your Community Bankshares, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  Such Form 10-Q for the quarter ended June 30, 2015 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in such Form 10-Q for the quarter ended June 30, 2015 fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Paul A. Chrisco
Paul A. Chrisco
Executive Vice-President, Chief Financial Officer

Date:  August 10, 2015

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification shall not be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.